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                                                                    EXHIBIT 23.2





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 13, 1997 included in PharmChem Laboratories, Inc.'s Form 10-K for the year ended December 31, 1996 and to references to our Firm in Part II, Item 3 of this registration statement on Form S-8.


                                        /s/ ARTHUR ANDERSEN LLP
                                        -----------------------------
                                        ARTHUR ANDERSEN LLP

San Jose, California
September 30, 1997